UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                          Date of report (Date of earliest event reported) August 10, 2006

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-9143                                                                         35-1150732
(Commission File Number)                                                             (IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana                                                                 46268
(Address of Principal Executive Offices)                                                       (Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As indicated below, Hurco Companies, Inc. (the "Registrant") hired John Oblazney to serve as its Chief Financial Officer effective September 2, 2006. For a description of the material terms of this employment arrangement, see the information set forth below under Item 5.02, which is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors and Principal Officers; Election of Directors; Appointment of Principal Officers.

Hurco Companies, Inc. (the "Registrant") has hired John Oblazney to succeed Stephen Alesia as the Chief Financial Officer of the Registrant, effective September 2, 2006. Mr. Oblazney will receive a signing bonus of $50,000, and his base salary will be set at $165,000 subject to future adjustment. Mr. Oblazney is eligible to receive an annual bonus with a target annual bonus of $30,000. Mr. Oblazney is also entitled to participate in the Registrant's normal benefit programs and will receive a car allowance. Other compensation, such as stock option grants, may be awarded to Mr. Oblazney periodically at the discretion of the Compensation Committee.

Mr. Oblazney, age 38, has served as the Chief Financial Officer of Carrier Corporation’s Light Commercial Business, a division of United Technologies Corporation, since December 2005. Prior to his appointment as Chief Financial Officer, Mr. Oblazney served in various other financial positions with Carrier Corporation, including Director of Finance and Planning (2002-2005), and Manager of Financial Planning and Analysis starting in 2000. Prior to joining United Technologies, Mr. Oblazney was employed six plus years with Cooper Industries where he also quickly progressed into financial management. He began his professional career working with the international accounting firm of Coopers and Lybrand.

A press release regarding Mr. Oblazney's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated August 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2006

HURCO COMPANIES, INC.

By:  /s/:  Michael Doar
Michael Doar, Chairman and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.   Description

(c)    Exhibits

BDDB01 4486505v2
99.1 Press Release dated August 10, 2006.